UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

SEMI-ANNUAL REPORT

November 30, 2020

(UNAUDITED)

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (800) 231-2901, or submit a signed letter of instruction requesting paperless reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to receive paper copies of your shareholder reports calling the Fund at (800) 231-2901, or by submitting a signed letter of instruction requesting paper reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2020 (UNAUDITED)

Dear fellow shareholders,

We wanted to take this opportunity to mention three quick points.

First, it is fundamental to our investment process that we need to accept the reality that short-term stock market fluctuations are totally random.  As such, if one is investing with a three-month, six-month or even a nine-month time horizon, then we believe that buying common stocks would be quite risky.  On the contrary, we believe understanding what a business should be worth three, six or nine years into the future can be done with a high probability of success.  As such, we think the longer one’s time horizon in investing, the less the risk.  Although short term volatility is inherent in equity investing, that is not the same as risk.  In fact, over time the greater the short-term volatility, the greater the potential long-term returns.  This is especially true because every stock presents the disciplined investor with at least some attractive acquisition prices from time to time.

Second, our confidence in the long-term potential of investing in equities to compound wealth at meaningful rates of return is enhanced by our belief in a system of government that pairs the freedoms of capitalism with the freedoms of the ballot box.  This constant push/pull between capitalism and democracy provides an equilibrium over time that we believe has over the past two hundred fifty years unleased more human potential than in the entire prior history of mankind.  It is a system that bends to absorb the frustrations of every element of a free society.  From time to time, that elasticity can be confused with disfunction.  Malleability is a capitalistic democracy’s greatest strength, not a weakness.  Its inherent ability to bend beyond what seems possible is also what enables it not to break.

Lastly, our fund’s performance was aided last year by the appreciation of the St. Joe Company (JOE).  On February 2, 2021, JOE was 10.28% of the Tarkio Fund Portfolio at a share price of $46.27 a share.   A copy of the letter we wrote about JOE back in 2017 follows. Everything in the letter is as true today as it was back then, except that it seems some other investors have now started to acknowledge the potential value in JOE’s land holdings.  Also included in the letter is a subtle reference to the potential danger lurking in the form of a bubble in fixed income securities(bonds) that has been manifesting now for thirteen years.  Our fund has taken every precaution to avoid any situation that is exposed to the risk (and potential devastation) that will unfold as interest rates normalize.  We strongly recommend you all do the same.

For a more thorough understanding of our investment process, including a description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s Prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com.

As always, we are humbled by your continued confidence through your investment in the Tarkio Fund.

Warm regards,

Russ, Michele, Ginger, Jeremy & Dominic

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

November 10, 2017

This quarter’s letter features the St. Joe Company.  St Joe is a different type of holding for us, as our investment in it is purely based on owning a valuable real estate asset.  St Joe owns 178,000 acres of real property in the panhandle of Florida, most of which is within a short jaunt to some of the most beautiful beaches in the world.

For me to fully explain our investment in the St. Joe Company, I need to explain our analysis of asset bubbles and baby boomers.  Price bubbles in an asset class, in our opinion, are real but rare events.  We believe two elements are necessary to create an asset class bubble.  The first is actually fairly easy to identify: when an entire asset class has become so popular with investors that investor demand inflates purchase prices, and the cash flow created by investment in the asset is almost meaningless compared to the inflated prices.  The second requirement for a bubble is much harder to pinpoint: when prices for the asset class remain elevated for so long that investors begin to believe in a new normal and start to accept that it’s natural for “the emperor to have no clothes.”

We believe any real investment must be able to produce cash.  The investor’s job is look out into the future and estimate what that cash flow might be and determine a fair price to pay today for that projected future cash flow.  We also believe that assets that do not produce cash are impossible to value, and purchasing these assets is a pure speculation.  We are investors, not speculators.

So, given that distinction, we believe there are only three investment asset classes:

1.

Equity ownership in businesses (e.g., the stock market)

2.

Real estate

3.

Fixed income securities (e.g., bonds)

Over time, capital will shift from one of these asset classes to another.  A bubble is created when, for a variety of reasons, so many investors find one of these asset classes so attractive that they are willing to accept nothing short of a paltry future cash return for the comfort of being nestled within a large crowd of their peers.  This sense of false security can last for years and years, but eventually the emperor will be seen simply swinging in the breeze, igniting a panic that causes a stampede for the exits.

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

The problem is, of course, that it’s not possible to know precisely when reality will set in.  (And humans are never satisfied knowing WHETHER something is going to happen; they must know WHEN it will happen.)  One thing we do know is that the longer it takes for a bubble to burst, the more people will get hurt when the day of reckoning occurs.

Here are a couple thoughts on bubbles.  First, there is only so much money to go around.  Therefore, we believe that if such a large amount of investment capital is jammed into one of the three asset classes, then the other two should be in a normal investable condition.  Second, once a true bubble bursts, we believe it won’t get recreated in that same asset class until the panic fallout fades from investors’ collective memory.  It can literally take decades for investors to forget their fear enough to overpay for the asset again.

Ok, bear with me as I digress one more time before we get to St. Joe.  We believe that the baby boomers (my generation) have over the past three decades helped create a true bubble in each of the three asset classes due to the amount of capital we have collectively moved from asset class to asset class during our investment/retirement lifecycle.  First was the stock market bubble that peaked in 2000.  This was fueled by the fact that boomers had enough time before retirement that the attraction of investing in technology stocks for the long term fit our life cycle/retirement time horizon.  As a result of vast amounts of their capital flowing into tech stocks, the boomers helped drive up stock valuations for the most popular stocks of the day to levels that were many times greater than stock valuations are for today’s most popular companies.  I saw first-hand that when that bubble burst, many boomers’ retirement savings were decimated.

As time continued to pass, we saw lots of boomers starting to panic as retirement neared and they still had not recovered from the stock market bubble.  But, lo and behold, real estate prices were starting to escalate.  As time went on it became apparent that by borrowing lots of money, one could potentially leverage a modest amount of capital in a short period of time by flipping an inflated piece of property to another desperate boomer looking to borrow lots of money to sell to another flipper.1  This game was supported by the enablers (in this case, the banks), who made sure all this leverage was available to the boomer/flippers – for a nice fat fee of course.  Boomers thought, “if I can just borrow this boatload of money and flip this project I will finally be set for retirement.”  We saw this time and again in our office from 2002 to 2007.

Over the years, we think we developed a pretty good idea of how bubbles get created and eventually cave in.  And the pattern is even more identifiable given the large capital movements resulting from my generation and where we are in our life cycle.  In about 2004, we started seeing this boomer bubble pattern developing in the real estate market, and began researching real estate companies to try to identify one that we could live with.  That way, we could be ready to invest when the real estate hysteria came crashing down.  The real estate company we landed on was the St. Joe Company.

At that time in 2004, St. Joe was the largest private land holder in the state of Florida.  It now owns 178,000 prime developable acres, most of which are fairly accessible to the

1 New evidence suggests that it was indeed speculative real property investors (“flippers”), rather than poor subprime mortgage borrowers, who contributed most to the 2007-2009 economic crisis.  National Bureau of Economic Research Working Paper No. 23740 (August, 2017)

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

white sand and turquoise water beaches of the Florida panhandle.  Most of this property was acquired by the company during the depression of the 1930s at minimal cost.  In addition, the land is carried on the company’s books at cost, which dramatically understates the reported book value of the company.  The company has been developing the property at a steady but measured pace.

In 2004 I started following the stock at about $30 per share and by its peak in 2007, the stock had skyrocketed to over $84 per share.  Then the bubble burst.  We started buying the stock for our Front Street accounts in 2008 (before the Tarkio Fund was formed) at about $28.00 per share and I think our lowest purchase price cost during its decline was under $13 per share.  Tarkio, which started in 2011, purchased St. Joe as low as $14.40 per share.

As you know, the real estate market has made a meaningful recovery since the bubble burst, and that recovery has not been reflected in the price of St. Joe.  It is now obvious to me that in 2008 I could have selected a real estate company that would have far outperformed St. Joe by this point in the cycle.  That said, it also indicates to us that the stock is potentially undervalued compared to the potential cash that the company’s properties can generate into the future.  That belief is shared by at least one investor: Bruce Berkowitz from the Fairholme Fund. While Berkowitz had significant success with Fairholme in the first decade of the 2000s (winning Morningstar’s “Domestic Equity Manager of the Decade”), since 2010, Fairholme’s results have been checkered at best, but part of that underperformance has been Bruce’s increased investment in both time and money into The St. Joe Company.  Bruce has taken on the role of St. Joe’s chairman of the board, which is unusual for a mutual fund manager.

We like the fact that the company has subsequently sold a large tract of land that it considered undevelopable for a significant amount of cash.  In addition, as of last quarter the company had reduced the number of outstanding shares during the last three years from about 92 million to about 66 million at prices ranging from $15 per share to $21 per share.  Real estate development is the ultimate long-term investment and St. Joe is methodically planning and building for the future while keeping a low profile and retiring a large percentage of its outstanding shares.

St Joe is definitely a one-off investment for us as we attempted to take advantage of a 70-year decline event in the real estate market in 2008.  The idea was that even I (venturing outside of our core management expertise) could make a successful real estate investment at that point in time.  Again, in hindsight, we could have identified a company in this space that would have been more profitable by this juncture, but that was the commitment we made at the time.  If it takes more time than we hoped for St Joe to show the growth that we believe is possible, as ultra-long-term investors, that is ok with us.  And we continue to add to the position.

Oh, one more thing:  What’s next for our baby boomer bubble generation?  Well, we think they are now at an age when many will do anything to avoid what the financial community defines as “risk” (i.e., volatility).  As a result, we believe they have created the most dangerous bubble of all in an asset class that the enablers have defined as “no-

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

risk”: fixed income securities.  Two percent return for twenty years in our opinion is as naked as the emperor could get.

We thank you for your continued confidence in the Tarkio Fund.

Warm regards,

Russ Piazza, Michele Blood, Ginger Belker, Jeremy Brown, and Dominic Piazza

On November 30, 2017, St Joe Company was 3.82% of the Tarkio Fund Portfolio at a share price of $18.80 per share. The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

TARKIO FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
1.62%
Communication
Services
11.03%
Consumer Cyclical
14.00%
Consumer
Defensive
3.80%
Financial Services
2.35%
Healthcare
7.29%
Industrials
23.23%
Money Market
Fund
0.21%
Real Estate
8.63%
Technology
27.84%

Sectors are categorized using Morningstar® classifications.

TARKIO FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020 (UNAUDITED)

Shares		Value

COMMON STOCK - 99.62%

Carpets and Rugs - 1.07%
160,925	Interface, Inc.	$ 1,342,919

Communications Equipment - 3.51%
51,225	Lumentum Holdings, Inc. *	4,424,816

Construction Machinery & Equipment - 7.51%
852,600	Manitowoc Co., Inc. (a) *	9,472,386

Dental Equipment & Supplies - 3.12%
132,425	Envista Holdings Corp. *	3,936,995

Drawing & Insulation of Nonferrous Wire - 2.12%
71,350	Corning, Inc.	2,669,917

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.05%
501,175	General Electric Co.	5,101,961

Fire, Marine & Casualty Insurance - 4.29%
20,825	Berkshire Hathaway, Inc. Class B *	4,767,051
1,875	Fairfax Financial Holdings, Ltd. (Canada) *	642,863
		5,409,914
Industrial Instruments for Measurement, Display & Control - 17.22%
219,175	Cognex Corp.	16,468,809
23,325	Danaher Corp.	5,239,495
		21,708,304
Industrial Trucks, Tractors, Trailers & Stackers - 2.74%
111,350	Terex Corp. *	3,451,850

Land Subdividers & Developers (No Cemeteries) - 8.61%
328,900	The St. Joe Co.	10,856,989

National Commercial Banks - 1.83%
10,150	Bank of America Corp.	285,824
17,175	JPMorgan Chase & Co.	2,024,589
		2,310,413
Office Furniture - 4.21%
148,725	Herman Miller, Inc.	5,300,559

Optical Instruments & Lenses - 1.94%
36,155	II-VI, Inc. *	2,445,886

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 2.73%
23,400	Rogers Corp. *	3,437,694

Printed Circuit Boards - 1.03%
83,900	Kimball Electronics, Inc. *	1,292,899

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

Shares		Value

Pumps & Pumping Equipment - 3.73%
130,175	Colfax Corp. *	$ 4,696,714

Retail-Catalog & Mail-Order Houses - 0.04%
15	Amazon.com, Inc. *	47,521

Retail-Eating Places - 1.30%
1,270	Chipotle Mexican Grill, Inc. *	1,637,576

Retail-Home Furniture, Furnishings & Equipment Stores - 7.37%
998,825	The Container Store Group, Inc. *	9,289,073

Retail-Variety Stores - 3.79%
12,200	Costco Wholesale Corp.	4,779,594

Services-Business Services - 2.77%
17,875	Global Payments, Inc.	3,489,021

Services-Prepackaged Software - 2.70%
91,050	National Instruments Corp.	3,408,001

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.61%
37,900	Nucor Corp.	2,035,230

Telephone & Telegraph Apparatus - 1.73%
48,600	Ciena Corp. *	2,177,280

Telephone Communications (No Radiotelephone) - 7.23%
872,225	CenturyLink, Inc.	9,114,751

Trucking (No Local) - 1.37%
287,025	YRC Worldwide, Inc. *	1,725,020

TOTAL FOR COMMON STOCK (Cost $81,229,545) - 99.62%		125,563,283

MONEY MARKET FUND - 0.21%
259,389	Federated Government Obligations Fund - Institutional Class 0.01% ** (Cost $259,389)	259,389

TOTAL INVESTMENTS (Cost $81,488,934) - 99.83%		125,822,672

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.17%		218,644

NET ASSETS - 100.00%		$126,041,316

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at November 30, 2020.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the six months ended November 30, 2020.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2020 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $68,863,851)	$116,350,286
Investment in Affiliated Security, at Value (Cost $12,625,083)	9,472,386
Cash	1,500
Receivables:
Shareholder Subscriptions	7,434
Dividends and Interest	308,361
Total Assets	126,139,967
Liabilities:
Payables:
Accrued Adviser Fees	73,988
Accrued Service Fees	24,663
Total Liabilities	98,651
Net Assets	$126,041,316

Net Assets Consist of:
Paid In Capital	$ 83,285,730
Distributable Earnings	42,755,586
Net Assets, for 5,401,921 Shares Outstanding (unlimited shares authorized)	$126,041,316

Net asset value, offering price, and redemption price per share	$ 23.33

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF OPERATIONS

For the six months ended NOVEMBER 30, 2020 (UNAUDITED)

Investment Income:
Dividends (Net of foreign withholding tax of $0)	$ 650,966
Interest	53
Total Investment Income	651,019

Expenses:
Advisory Fees (Note 4)	392,652
Interest Fees	18
Service Fees (Note 4)	130,884
Total Expenses	523,554

Net Investment Income	127,465

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,342,286
Net Realized Gain on Affiliated Investments	-
Net Change in Unrealized Appreciation on Investments	34,243,823
Net Change in Unrealized Appreciation on Affiliated Investments	1,600,466
Net Realized and Unrealized Gain on Investments	37,186,575

Net Increase in Net Assets Resulting from Operations	$ 37,314,040

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	11/30/2020	5/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 127,465	$ 136,255
Net Realized Gain on Investments	1,342,286	4,559,761
Net Realized Gain (Loss) on Affiliated Investments	-	(5,393,328)
Net Change in Unrealized Appreciation (Depreciation) on Investments	34,243,823	(4,332,541)
Net Change in Unrealized Appreciation on Affiliated Investments	1,600,466	1,850,141
Net Increase (Decrease) in Net Assets Resulting from Operations	37,314,040	(3,179,712)

Distributions to Shareholders:
Distributions	-	(5,490,866)
Total Dividends and Distributions Paid to Shareholders	-	(5,490,866)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	761,615	4,249,635
Net Asset Value of Shares Issued on Reinvestment of Dividends	-	5,490,866
Cost of Shares Redeemed	(3,046,917)	(7,620,673)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(2,285,302)	2,119,828

Net Assets:
Net Increase (Decrease) in Net Assets	35,028,738	(6,550,750)
Beginning of Period	91,012,578	97,563,328
End of Period	$126,041,316	$ 91,012,578

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months
	Ended	Years Ended
	11/30/2020	5/31/2020	5/31/2019	5/31/2018	5/31/2017	5/31/2016

Net Asset Value, at Beginning of Period	$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40	$ 15.12

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.02	0.02	0.14	0.07	(0.01)	- (a)
Net Realized and Unrealized Gain (Loss) on Investments	6.83	(0.51)	(2.12)	1.89	4.62	(0.67)
Total from Investment Operations	6.85	(0.49)	(1.98)	1.96	4.61	(0.67)

Distributions:
Net Investment Income	-	(0.03)	(0.11)	(0.04)	(0.01)	-
Realized Gains	-	(1.00)	(0.43)	(0.33)	(0.07)	(0.05)
Total from Distributions	-	(1.03)	(0.54)	(0.37)	(0.08)	(0.05)

Net Asset Value, at End of Period	$ 23.33	$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40

Total Return **	41.57%***	(3.67)%	(9.36)%	10.21%	32.07%	(4.41)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 126,041	$ 91,013	$ 97,563	$102,690	$ 72,946	$ 35,365
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	0.13%	0.72%	0.32%	(0.04)%	(0.02)%
Portfolio Turnover	9.88%***	18.76%	20.10%	27.67%	9.71%	12.19%

(a) Amount calculated is less than 0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Not Annualized

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2020 (UNAUDITED)

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019), or expected to be taken in the Funds’ 2020 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the six months ended November 30, 2020, the Fund did not incur any interest or penalties.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market mutual funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2020:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$125,563,283	$ -	$ -	$ 125,563,283
Money Market Fund	259,389	-	-	259,389
Total	$125,822,672	$ -	$ -	$ 125,822,672

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the six months ended November 30, 2020.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

Act deems such an issuer to be an “affiliate” of the Fund. As of and during the six months ended November 30, 2020, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act. The table below sets forth information regarding the Fund’s investment in an affiliated company.

Manitowoc Co., Inc.
Market Value as of May 31, 2020	$ 6,230,045
Purchases	1,641,875
Sales	-
Net Realized Loss on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Period End	1,600,466
Market Value as of November 30, 2020	$ 9,472,386
Share Balance as of November 30, 2020	852,600
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the six months ended November 30, 2020, the Adviser earned $392,652 in advisory fees.  At November 30, 2020, the Fund owed the Adviser $73,988.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal and chief compliance officer services.  Under the Services Agreement, the Adviser receives an additional fee of 0.25% of the average daily net assets of the Fund and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

For the six months ended November 30, 2020, the Fund incurred $130,884 in service fees. At November 30, 2020 the Fund owed $24,663 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At November 30, 2020, paid in capital amounted to $83,285,730 of the Fund. Transactions in capital stock were as follows:

	Six Months ended November 30, 2020		Year ended May 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	39,944	$ 761,615	235,447	$ 4,249,635
Shares issued in reinvestment of dividends	-	-	277,878	5,490,866
Shares redeemed	(160,889)	(3,046,917)	(411,346)	(7,620,673)
Net increase (decrease)	(120,945)	$(2,285,302)	101,979	$ 2,119,828

6.  INVESTMENT TRANSACTIONS

For the six months ended November 30, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 10,202,371

Sales

Investment Securities                          $ 12,355,725

7.  TAX INFORMATION

As of November 30, 2020, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 52,234,898
Gross (Depreciation)	(7,901,160)
Net Appreciation on Investments	$ 44,333,738

At November 30, 2020, the aggregate cost of securities for federal income tax purposes was $81,488,934.

As of the fiscal year ended May 31, 2020, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income

                 $       97,434

Accumulated and other losses

                    (1,870,215)

Unrealized Appreciation

     7,214,327

 $  5,441,546

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $1,870,214 of such capital losses.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and 2019 were as follows:

	2020	2019
Ordinary Income	$ 223,168	$ 574,683
Long-Term Capital Gain	$ 5,267,698	$ 2,232,728

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The Fund did not pay any distributions for the six months ended November 30, 2020.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of November 30, 2020, Interactive Brokers, LLC. and Axos Clearing, LLC. held in an omnibus account for the benefit of others approximately 44% and 56%, respectively, of the voting securities of the Fund. The Fund does not know whether any underlying accounts of Interactive Brokers, LLC. or Axos Clearing, LLC., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2020 (UNAUDITED)

downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

TARKIO FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2020	November 30, 2020	June 1, 2020 to November 30, 2020
Actual	$1,000.00	$1,415.66	$6.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TARKIO FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2020 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended November 30, 2020, the Trust’s Liquidity Risk Management Program Administrator (the “Program Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Program Administrator's report concluded that (i) the Fund's investment strategy remains appropriate for an open-end fund; (ii) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (iii) the Fund’s liquidity risk management program has been effectively implemented.

This Page was Left Blank Intentionally

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date February 5, 2021

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date February 5, 2021